EXHIBIT 24

                        POWER OF ATTORNEY

          Each of the undersigned directors of GLEASON
CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints James S. Gleason and Ralph E. Harper, or either one of them, his respective true and lawful attorney(s) and agent(s), each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either of said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and with any regulations, rules or requirements of the Securities and Exchange Commission ("Commission") thereunder in connection with any Registration Statements filed under said Act, covering any offering of securities made, or deemed to be made, in connection with the 1992 Stock Plan of the Company, including specifically, but without limiting the generality of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to any Registration Statements on Form S-8 or other applicable form filed with the Commission under said Act in such connection, and any amendment or amendments thereto, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have signed and delivered these presents as of this 18th day of July, 1995.

     Capacity                             Signature

Director                           /s/Martin L. Anderson
                                      Martin L. Anderson

Director                           /s/Julian W. Atwater
                                      Julian W. Atwater

Director                           /s/Robert W. Bjork
                                      Robert W. Bjork

Director                           /s/J. David Cartwright
                                      J. David Cartwright

Director                           /s/James S. Gleason
                                      James S. Gleason

Director
                                      John W. Guffey, Jr.

Director                           /s/Donald D. Lennox
                                      Donald D. Lennox

Director                           /s/Robert A. Sherman
                                      Robert A. Sherman